                                                                    EXHIBIT 10.5

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

     This Series D Preferred Stock Purchase Agreement (the "Agreement") is entered into as of May 17, 2000 by and between 3-Dimensional Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at Eagleview Corporate Center, 665 Stockton Drive, Suite 104, Exton, Pennsylvania 19341 ("3-DP"), and Schering Berlin Venture Corporation, a Delaware corporation, having its principal place of business at 340 Changebridge Road, Montville, New Jersey 07058 ("Schering").

                                   Background
                                   ----------

     3-DP and Schering AG, a company organized and existing under the laws of the Federal Republic of Germany, having its principal place of business at 13342 Berlin, Germany ("Schering AG") have entered into a License and Research Agreement (the "License Agreement") dated as of the date hereof. In connection with the License Agreement, Schering AG has agreed to make the Stock Purchase (as defined below) through its affiliate, Schering. This Agreement sets forth the agreement of 3-DP and Schering with respect to the Stock Purchase. Certain defined terms used herein and not defined herein shall have the respective meanings given to such terms in the License Agreement.

                                   Witnesseth:
                                   ----------

     In consideration of the representations and covenants and obligations expressed herein, and intending to be legally bound, the parties agree as follows:

1.   Definitions. As used in this Agreement, the following terms have the
     -----------
meanings specified or referred to in this Section 1.

     "Business Day" means any day that is not a Saturday or Sunday or a day
      ------------
on which banks located in the City of New York, New York are authorized or required to be closed.

     "Certificate of Incorporation" means the Restated Certificate, as amended
      ----------------------------
from time to time.

     "Closing" shall have the meaning set forth in Section 3.
      -------

     "Closing Date" shall have the meaning set forth in Section 3.
      ------------

     "Commission" means the U.S. Securities and Exchange Commission.
      ----------

     "Common Stock" means the common stock, par value $.001 per share, of 3-DP.
      ------------

     "Conversion Shares" means the shares of Common Stock issuable upon
      -----------------
conversion of the Series D Preferred Shares.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "IPO" means 3-DP's initial distribution of Common Stock for cash in a firm
      ---
commitment underwritten public offering to the general public pursuant to a registration statement filed with and declared effective by the Commission pursuant to the Securities Act.

     "IPO Effective Date" means the date upon which the IPO Registration
      ------------------
Statement is declared effective by the Commission.

     "IPO Registration Statement" means the registration statement filed by 3-DP
      --------------------------
with the Commission to register the Common Stock to be sold in the IPO.

     "Material Adverse Effect" shall have the meaning set forth in Section 4.1.
      -----------------------

     "NASDAQ" shall mean the National Association of Securities Dealers
      ------
Automated Quotations System.

     "Preferential Registration Rights" shall have the meaning set forth in
      --------------------------------
Section 6.3.1.

     "Registrable Securities" means the Conversion Shares as adjusted for stock
      ----------------------
splits, stock dividends, combinations and others recapitalizations.

     "Restated Certificate" shall have the meaning set forth in Section 2.1.
      --------------------

     "Securities" means the Series D Preferred Shares and the Conversion Shares.
      ----------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Series D Preferred Shares" means the shares of Series D Preferred Stock
      -------------------------
issued and issuable pursuant to the terms of this Agreement and the Certificate of Incorporation.

     "Series D Preferred Stock" means the Series D preferred stock, par value
      ------------------------
$.001 per share, of 3-DP.

     "Stockholders' Agreement" means the Amended and Restated Stockholders'
      -----------------------
Agreement dated as of March 31, 2000 among 3-DP and certain stockholders of 3-DP.

     "Stock Purchase" shall have the meaning set forth in Section 2.2.
      --------------

2.   Authorization and Purchases and Sales of Series D Preferred Stock.

     2.1 Authorization. The Series D Preferred Stock to be issued or issuable to
         -------------
Schering hereunder shall have the voting powers, dividend rights, liquidation rights, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, set forth in 3-DP's Seventh Restated Certificate of Incorporation in the form of
Exhibit 2.1 attached hereto and incorporated herein (the "Restated
-----------
Certificate").

     2.2 Stock Purchase. Subject to the terms and conditions hereof, at the
         --------------
Closing, (i) Schering will purchase from 3-DP and 3-DP will sell to Schering, 625,000 Series D Preferred Shares at a purchase price of $8.00 per share for an aggregate purchase price of $5,000,000 (the "Stock Purchase"), payable by Schering by wire transfer in immediately available funds to the account of 3-DP, and (ii) 3-DP will deliver or cause to be delivered to Schering a duly executed certificate representing the Series D Preferred Shares in proper form for transfer, with appropriate transfer stamps, if any, affixed.

3.   Closing. The closing (the "Closing") of the Stock Purchase shall be held at
     -------
the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania, on May 17, 2000, or, if the conditions to the Closing set forth in Articles 9 and 10 shall not have been satisfied by such date, as soon as practicable after such conditions shall have been satisfied. The date on which the Closing shall occur is hereinafter referred to as the "Closing Date".

4.   Representations and Warranties of 3-DP. 3-DP represents and warrants to
     --------------------------------------
Schering as of the date hereof and as of the Closing Date as follows:

     4.1 Organization and Standing. 3-DP has been duly incorporated and is
         -------------------------
validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. 3-DP is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would be reasonably expected to have a material adverse effect on the business, operations, properties, assets, prospects or condition (financial or otherwise) of 3-DP (a "Material Adverse Effect").

     4.2 Corporate Power; Authorization. 3-DP has all requisite legal and
         ------------------------------
corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Securities and to carry out and perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered on behalf of 3-DP and constitutes the legal, valid and binding agreement of 3-DP, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally and (iii) rights to indemnification and contribution hereunder may be limited by applicable law. The consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any license, any judgment, order or decree or statute, law, ordinance, rule or regulation applicable to 3-DP or its properties or assets, 3-DP's Certificate of Incorporation or 3-

DP's bylaws except such terms or provisions as will have been waived prior to the Closing. In addition, the consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which 3-DP is a party or by which it is bound other than any such items that, individually or in the aggregate would not have a Material Adverse Effect and except such terms or provisions as will have been waived prior to the Closing .

     4.3 Capitalization. As of the Closing Date, the authorized capital stock of
         --------------
3-DP is 97,994,126 shares, consisting of 6,926,461 shares of Series A-1 Preferred Stock, 4,333,990 shares of Series A-2 Preferred Stock, 10,304,264 shares of Series A-3 Preferred Stock, 4,000,000 shares of Series A-4 Preferred Stock, 9,572,248 shares of Series A-5 Preferred Stock, 1,000,000 shares of Series B Preferred Stock, 5,000,000 shares of Series C Preferred Stock, 625,000 shares of Series D Preferred Stock and 56,232,163 shares of Common Stock. As of the Closing Date, 6,686,986 shares of Series A-1 Preferred Stock were issued and outstanding, 4,333,990 shares of Series A-2 Preferred Stock were issued and outstanding, 10,304,264 shares of Series A-3 Preferred Stock were issued and outstanding, 4,000,000 shares of Series A-4 Preferred Stock were issued and outstanding, 9,572,248 shares of Series A-5 Preferred Stock were issued and outstanding, 1,000,000 shares of Series B Preferred Stock were issued and outstanding, 400,000 shares of Series C Preferred Stock were issued and outstanding, 625,000 shares of Series D Preferred Stock were issued and outstanding and 2,645,881 shares of Common Stock were issued and outstanding. Except as disclosed in Schedule 4.3 and except for the transactions expressly
                       ------------
contemplated hereby, since March 31, 2000, 3-DP has not issued any shares of Common Stock or Series D Preferred Stock, granted any options or issued restricted stock (except for stock options granted and restricted stock issued under 3-DP's employee, consultant and director stock option plans), warrants, rights (including conversion or preemptive rights, except for stock purchased under 3-DP's stock purchase plans), or similar rights to any person or entity to purchase or acquire any rights with respect to any shares of capital stock of 3-DP. The outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series A-5 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; and none of such outstanding shares was issued in violation of the preemptive rights, purchase option, call, right of first refusal or similar rights, if any, of any stockholder of 3-DP.

          4.3.1.(a) Securities; Conversion Shares. 3-DP has full corporate power
                    -----------------------------
and authority to sell the Securities on the terms and conditions contemplated herein, and when so sold against payment therefor as provided herein, the Securities will be validly authorized and issued, fully paid and nonassessable and will have the rights, preferences and privileges described in the Certificate of Incorporation and, assuming the accuracy of Schering's representations and warranties contained in Section 5.1 and 5.2, will be issued in compliance with all applicable federal and state securities laws. The issuance and delivery of the Securities is not subject to preemptive or any similar rights of any stockholders of 3-DP or any liens or encumbrances arising through 3-DP, except such preemptive or similar rights as will have been waived prior to the Closing hereunder; and when the Conversion Shares are issued in accordance with the Certificate of Incorporation, they will be validly issued and outstanding, fully paid and nonassessable and free of any liens or encumbrances arising through 3-DP or any of its affiliates and will be issued in compliance with all applicable federal and state securities laws.

          4.3.1.(b) Subsidiaries. Except as set forth on Schedule 4.3.1.(b),
                    ------------                         ------------------
3-DP does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, and 3-DP is not a member of or participant in any partnership, joint venture or similar person.

     4.4 Compliance with Other Instruments. The execution, delivery and
         ---------------------------------
performance of this Agreement and of the transactions contemplated hereby will not result in a breach of any of the terms or provisions of, or constitute a default under, any license, any judgment, order or decree or statute, law, ordinance, rule or regulation applicable to 3-DP or its properties or assets, 3-DP's Certificate of Incorporation or 3-DP's bylaws except such terms or provisions as will have been waived prior to the Closing. In addition, the consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which 3-DP is a party or by which it is bound other than any such items that, individually or in the aggregate would not have a Material Adverse Effect and except such terms or provisions as will have been waived prior to the Closing .

     4.5 Governmental Consents. Except as set forth in Schedule 4.5, no consent,
         ---------------------                         ------------
approval, license, permit, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of 3-DP in connection with 3-DP's valid execution, delivery and performance of this Agreement. The filings under state securities laws, if any, will be effected by 3-DP at its cost within the applicable stipulated statutory period.

     4.6 Financial Statements. Attached hereto as Schedule 4.6 are year-end
         --------------------                     ------------
audited financial statements of 3-DP for the fiscal year ended December 31, 1998 and year-end unaudited financial statements of 3-DP for the fiscal year ended December 31, 1999 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated therein, except as may be indicated therein or in the notes thereto, and fairly present the financial condition of 3-DP as of the respective dates thereof and the results of its operations and statements of cash flows for the periods then ended, subject, in the case of unaudited financial statements, to normal year-end adjustments. Except as reflected in the Financial Statements, 3-DP has no liabilities or obligations of any nature, whether absolute, contingent or accrued, unasserted or otherwise, that would have a Material Adverse Effect.

     4.7 Absence of Certain Changes. Except as set forth in Schedule 4.7, since
         --------------------------                         ------------
December 31, 1999, there has been no:

          4.7.1 change in the business, operations, properties, assets, prospects or condition (financial or otherwise) of 3-DP, except changes in the ordinary course of business that have not, individually or in the aggregate, resulted in and are not reasonably expected to result in a Material Adverse Effect;

          4.7.2 damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties or financial condition of 3-DP;

          4.7.3 waiver or compromise by 3-DP of a material right or of a material debt owed to it;

          4.7.4 satisfaction or discharge of any lien, claim or encumbrance by 3-DP, except in the ordinary course of business and which is not material to the business, properties or financial condition of 3-DP;

          4.7.5 material change to a material contract or arrangement by which 3-DP or any of its assets is bound or subject;

          4.7.6 sale, assignment or transfer to a third party of any material patents, trademarks, copyrights, trade secrets or other intangible assets for compensation which is less than fair value;

          4.7.7 mortgage, pledge, transfer of a security interest in, or lien, created by 3-DP, with respect to any of its material properties or assets, except liens for taxes not yet due or payable; or

          4.7.8 declaration, setting aside or payment or other distribution in respect of any of 3-DP's capital stock.

     4.8  Contracts. 3-DP is not, and has no actual knowledge that any other
          ---------
party is, in default under or in respect of any contract, commitment or agreement to which 3-DP is a party or by which any of its assets or properties are bound, the result of which default would be reasonably expected to have a Material Adverse Effect. No party to any contract, commitment or agreement would be authorized or permitted to terminate its obligations thereunder by reason of the execution and delivery of this Agreement or any of the transactions contemplated herein, except with respect to such terms and conditions thereof as shall have been waived prior to the Closing.

     4.9  Compliance. 3-DP has complied with, and is not in default under or in
          ----------
violation of, its Certificate of Incorporation, bylaws or any law, statute, ordinance, rule or regulation or other governmental restriction, order, judgment or decree directly applicable to 3-DP, except where the failure to comply or any such default or violation would not be reasonably expected to have a Material Adverse Effect. 3-DP has not received notice of any possible or actual violation of any applicable law, statute, ordinance, rule, regulation or other governmental restriction, order, judgment or decree the result of which violation would be reasonably expected to have a Material Adverse Effect.

     4.10 Litigation. Except as set forth in Schedule 4.10, there is no action,
          ----------                         -------------
suit, proceeding or investigation pending or, to 3-DP's knowledge, currently threatened against 3-DP which questions the validity of this Agreement or the right of 3-DP to enter into this Agreement or to consummate the transactions contemplated hereby. There is no action, suit, proceeding or investigation pending or, to 3-DP's knowledge, currently threatened against 3-DP, which individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Material Adverse Effect.

     4.11 Permits. 3-DP has complied with, and is not in default in any respect
          -------
under, all governmental franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, except where the failure to so comply or such default would not be reasonably expected to have a Material Adverse Effect.

     4.12 Taxes. 3-DP has filed all federal, state and other tax returns which
          -----
are required to be filed and has heretofore paid all taxes which have become due and payable, except where the failure to file or pay would not be reasonably expected to have a Material Adverse Effect. The provision for taxes on the balance sheet as of December 31, 1999 is sufficient for the payment of all material accrued and unpaid taxes of 3-DP with respect to the period then ended.

     4.13 Title. 3-DP owns no real properties. 3-DP has good and valid title to
          -----
all other properties (personal and mixed, tangible and intangible) that it purports to own and a valid leasehold interest in all properties that it has leased.

     4.14 Intellectual Property. Except as set forth in Schedule 4.14(a), to the
          ---------------------                         ----------------
knowledge of 3-DP and in 3-DP's reasonable opinion, 3-DP owns, or possesses adequate rights to use, all of its patents, patent rights, trademarks, trade secrets, know-how and proprietary techniques (including processes and substances, service marks, trade names and copyrights) owned or used by it in the conduct of its business as presently conducted, except where the failure to own or possess such patents, patent rights, trademarks, trade secrets, know-how or proprietary techniques would not be reasonably expected to have a Material Adverse Effect. Except as set forth in Schedule 4.14(b), 3-DP has not received
                                       ----------------
any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, trademarks, trade secrets, know-how or proprietary techniques which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Material Adverse Effect.

     4.15 Investment Company Act. 3-DP is not an "investment company" within the
          ----------------------
meaning of the Investment Company Act of 1940, as amended.

5.   Representations and Warranties of Schering. Schering represents and
     ------------------------------------------
warrants to 3-DP as of the date hereof and as of the Closing Date as follows:

     5.1 Investment Representations. Schering has had an opportunity to ask
         --------------------------
questions, review documents and gather information about 3-DP and, based upon such information and the representations and warranties made herein being true and correct in all material respects, has acquired sufficient information about 3-DP to reach an informed and knowledgeable decision to acquire the Series D Preferred Shares. Schering has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Series D Preferred Shares. Schering is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     5.2 Investment Intent. Schering is acquiring the Securities for investment
         -----------------
for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. Schering understands that the Securities have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Schering's investment intent as expressed herein. Schering is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     5.3 No Legal, Tax or Investment Advice. Schering understands that nothing
         ----------------------------------
in this Agreement or any other materials presented to Schering in connection with the acquisition and sale of the Securities constitutes legal, tax or investment advice. Schering has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the Securities.

     5.4 Corporate Power; Authority. Schering has all requisite legal and
         --------------------------
corporate power and has taken all requisite corporate action to execute, deliver and perform it obligations under this Agreement. This Agreement has been duly authorized, executed and delivered on behalf of Schering and constitutes the legal, valid and binding agreement of Schering, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally and (iii) rights to indemnification and contribution hereunder may be limited by applicable law.

6.   Restrictions on Transfer and Registration Rights.
     ------------------------------------------------

     6.1 Restrictions on Transferability. The Securities shall not be
         -------------------------------
transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. 3-DP shall be entitled to give stop transfer instructions to the transfer agent with respect to the Securities in order to enforce the foregoing restrictions. The following provisions shall govern the transfer of the Securities (except if the transferred Securities are freely tradable pursuant to an effective registration statement or Rule 144):

          6.1.1 Schering, and Schering shall require that any other holder of any Securities by acceptance thereof, agrees that, prior to any such transfer of any Securities, such holder will give written notice to 3-DP of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section 6.1. Unless waived by 3-DP and unless the related transfer is to an entity that directly or indirectly controls or is controlled by or under common control with the holder, each such notice shall be accompanied by an opinion of counsel for such holder (who may be the inside or staff counsel employed by such holder), stating that registration under the Securities Act and applicable state securities laws in connection with such transfer is not required and stating the factual and statutory bases relied upon by counsel. The following provisions shall then apply:

               6.1.1.(a) If in the opinion of counsel for 3-DP the proposed transfer of such Securities may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registered holder of such Securities shall be entitled to transfer such Securities in accordance with the intended method of disposition specified in the statement delivered by such holder to 3-DP.

               6.1.1.(b) If in the opinion of counsel for 3-DP the proposed transfer of such Securities may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of such Securities shall not be entitled to transfer such Securities until the requisite registration or qualification is effective.

               6.1.1.(c) If Securities are sold or otherwise transferred hereunder with the restrictive legends thereon, any such transferee of such Securities shall agree in writing to be bound by the restrictions on transfer set forth in this Section 6 prior to the transfer of the Securities.

          6.1.2 Each certificate evidencing the Securities issued upon such transfer (and each certificate evidencing any untransferred balance of such Securities) shall bear the legend set forth in Section 6.2 hereof unless (i) in the opinion of counsel (reasonably acceptable to 3-DP) addressed to 3-DP the registration of future transfers is not required by the applicable provisions of the Securities Act or applicable state securities laws; (ii) 3-DP shall have waived the requirement of such legend; or (iii) in the opinion of counsel to 3-DP, such transfer shall have been made in connection with an effective registration statement filed pursuant to the Securities Act or in compliance with the requirements of Rule 144 or Rule 144A (or similar or successor rule) promulgated under the Securities Act, and in compliance with applicable state securities laws.

     6.2  Restrictive Legends.
          -------------------

          6.2.1 Each certificate representing Securities shall bear substantially the following legend (in addition to any legends required under applicable securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM, PURSUANT TO CERTAIN PROCEDURES SET FORTH IN THE SERIES D PREFERRED STOCK PURCHASE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND 3-DP (COPIES OF WHICH MAY BE OBTAINED FROM 3-DP).

          6.2.2 Whenever such restrictions on transfer pursuant to this Section 6 shall terminate, Schering shall be entitled to receive from 3-DP without expense a new certificate or certificates for the Securities not bearing the legends set forth in this Section 6.

     6.3  Registration of Securities.
          --------------------------

          6.3.1 Demand Registration. Subject to the preferential registration
                -------------------
rights of the holders of Series A Preferred Stock set forth in the Stockholders' Agreement attached hereto as Exhibit 6.3.1, as the same may be amended from time
                             -------------
to time (the "Preferential Registration Rights"), Schering will have the right, on one occasion after the expiration of 12 calendar months after the IPO Effective Date, to require 3-DP to file a registration statement (the "Demand Registration Statement") with the Commission under the Securities Act to register the resale of the Registerable Securities. 3-DP shall use its best efforts to promptly effect the registration under the Securities Act of all the Registerable Securities that Schering requests to be registered. The Company shall not be obligated to file and cause to become effective any Demand Registration Statement within a period not to exceed four months after the date of a request for registration pursuant to this Section 6.3.1 if, at the time of such request, the filing of such Demand Registration Statement would, as determined in good faith by a majority of the Board, be seriously detrimental to 3-DP or its stockholders or adversely affect a material financing project or a material proposed or pending acquisition, merger or other similar corporate transaction to which 3-DP is or imminently expects to be a party, in which case registration shall take place as soon as practicable thereafter.

          6.3.2 S-3 Registrations. Subject to the Preferential Registration
                -----------------
Rights, Schering will have the right, at any time after the expiration of 12 calendar months after the IPO Effective Date, to require 3-DP to file one or more shelf registration statements on Form S-3 (each, a "Form S-3 Registration Statement") with the Commission under the Securities Act to register for resale the Registerable Securities in an underwritten transaction. 3-DP shall use its best efforts to promptly effect the registration under the Securities Act of all the Registerable Securities that Schering requests to be registered. The Company shall not be obligated to file and cause to become effective any Form S-3 Registration Statement within a period not to exceed four months after the date of a request for registration pursuant to this Section 6.3.2 if, at the time of such request, the filing of such Form S-3 Registration Statement would, as determined in good faith by a majority of the Board, be seriously detrimental to 3-DP or its stockholders or adversely affect a material financing project or a material proposed or pending acquisition, merger or other similar corporate transaction to which 3-DP is or imminently expects to be a party, in which case registration shall take place as soon as practicable thereafter, provided that such right of 3-DP to delay a request for registration may be exercised by 3-DP not more than once in any one-year period.

          6.3.3 Piggyback Registration. Subject to the Preferential Registration
                ----------------------
Rights, if 3-DP at any time proposes to register any of its securities under the Securities Act (other than a registration effected on either Form S-4 or S-8, or similar or successor forms) for the purpose of selling such securities to the public whether for its own account or for the account of any of its security holders or both, 3-DP shall each such time promptly give written notice within a 30 days to Schering of its intention so to do. Upon the written request of Schering given within 15 days after receipt of such notice (which request shall state the number of Registerable Securities to be disposed of by Schering and, if such offering is not underwritten, the intended method of disposition of such Registerable Securities by Schering), 3-DP will use its best efforts to cause promptly all Registerable Securities for which registration or qualification is requested under the Securities Act or any other applicable federal or state law or regulation so as to permit the sale or other disposition thereof in accordance with Schering's written request. If the registration is to be effected in connection with an underwritten offering,

                6.3.3.(a) Schering shall be required to sell the Registerable Securities through the underwriter(s);

                6.3.3.(b) Schering (together with 3-DP) shall enter into an underwriting agreement with the managing underwriter in the form customarily used by such underwriter, which is reasonably acceptable to Schering; and

                6.3.3.(c) if the managing underwriter thereof determines that the total number of shares of the Common Stock to be sold in such offering should be limited due to market conditions, subject to the Preferential Registration Rights, the reduction in the total number of shares offered shall be made by first excluding any shares of selling stockholders who are not holders of contractual rights to have such shares registered under the Securities Act, and then, if necessary, by excluding pro rata (based on the number of shares to be registered by each of such security holders) the Registerable Securities to be sold by Schering and the holders of other contractual rights to have such shares registered pursuant to agreements comparable to this Section 6.3.3 before any reduction is made in the total number of shares to be sold pursuant thereto by 3-DP and any holders of Preferential Registration Rights.

     6.4  Registration Procedures.
          -----------------------

          6.4.1 The Company shall pay all Registration Expenses (as hereinafter defined) in connection with any registration, qualification or compliance hereunder, and Schering shall pay all Selling Expenses (as hereinafter defined). "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by 3-DP in complying with the registration provisions of this Agreement, including without limitation all federal and state registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for 3-DP, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registerable Securities and all fees and disbursements of counsel for Schering.

          6.4.2 Whenever required under Article 6.3 to effect the registration of any Registerable Securities, 3-DP will promptly: (i) prepare and file with the Commission a registration statement and such amendments and supplements to the registration statement and the prospectus used in connection with the registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registerable Securities and keep such registration statement effective until the securities covered by such registration statement have been sold, but in no event longer than 180 days (subject to the right and obligation of 3-DP to promptly advise the selling stockholder of applicable periods when the prospectus is not current and, therefore, may not be used, in which case 3-DP covenants to use its reasonable efforts to promptly take such actions necessary to permit sale thereunder); (ii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Schering from time to time may reasonably request; (iii) provide a transfer agent and registrar for all Registerable Securities registered pursuant to the registration statement and a CUSIP number for all such Registerable Securities, in each case not later than the effective date of such registration; and (iv) file the documents required of 3-DP and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Registerable Securities is originally sold and (B) all other states specified in writing by Schering, provided as to clause (B), however, that 3-DP shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

          6.4.3 Schering shall furnish to 3-DP such information regarding it and the distribution proposed by it as 3-DP may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance described herein. Schering shall represent that such information is true and complete in all material respects.

     6.5  Expiration of Registration Rights. Notwithstanding anything to the
          ---------------------------------
contrary contained herein, the registration rights granted hereunder and 3-DP's obligations under this Section 6 will expire upon the expiration of the two-year period commencing 12 months after the IPO Effective Date.

     6.6  Indemnification and Contribution.
          --------------------------------

          6.6.1 The Company agrees to indemnify and hold harmless Schering and its successors, assigns, officers, directors, employees, stockholders, agents and affiliates from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Schering may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any claim by a third party, including any governmental agency, asserting any untrue statement of a material fact or omission of a material fact contained in a registration statement, on the effective date thereof, or arise out of any failure by 3-DP to fulfill any undertaking included in such registration statement, including but not limited to 3-DP's duty to update, and 3-DP will, as incurred, reimburse Schering for any damages or legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that 3-DP shall not be
                                      --------  -------
liable in any such case to the extent that such loss, claim, damages or liability arises out of, or is based upon (i) an untrue statement made in such registration statement in reliance upon and in conformity with information furnished to 3-DP by Schering or an affiliate for use in preparation of such registration statement or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to Schering prior to the pertinent sale or sales by Schering.

          6.6.2 Schering agrees to indemnify and hold harmless 3-DP and its successors, assigns, officers, directors, employees, stockholders, agents and affiliates from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which 3-DP may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any claim by a third party asserting (i) an untrue statement made in such registration statement in reliance upon and in conformity with information furnished to 3-DP by Schering or an affiliate of Schering for use in preparation of such registration statement, provided that Schering shall not be liable in any such case for (i) any untrue statement included in any prospectus which statement has been corrected, in writing, by Schering and delivered to 3-DP before the sale from which such loss occurred or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to Schering prior to the pertinent sale or sales by Schering, and Schering will, as incurred, reimburse 3-DP for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

          6.6.3 Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.6, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person.

After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

     The obligations of 3-DP and Schering under this Section 6 shall be in addition to any liability which 3-DP and Schering may otherwise have.

          6.6.4 If the indemnification provided for in this Section 6.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any lose, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties, relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     6.7  Transfer of Registration Rights. The right to sell Registrable
          -------------------------------
Securities pursuant to a registration statement described herein may not be assigned or transferred by Schering other than to an entity that directly or indirectly controls or is controlled by or under common control with Schering.

     6.8  Lock-Up Upon IPO. Schering agrees that, in the event 3-DP proposes to
          ----------------
conduct an IPO at a time at which Schering beneficially owns 3-DP's Common Stock, Schering will agree to be a party and subject to any lock-up agreement proposed by the managing underwriter(s) for the IPO with respect to the sale, transfer, conversion or other disposition of the Registrable Securities, which lock-up agreement will contain no more restrictive terms and conditions than those to which 3-DP's then current directors, officers and stockholders who beneficially own 5% or greater of the Common Stock will be subject in connection therewith and in no event shall the period of such lock-up exceed 180 days from the effective date of the IPO.

7.   Filings and Authorizations. 3-DP and Schering, as promptly as practicable,
     --------------------------
(a) will make, or cause to be made, all filings and submissions under laws, rules and regulations applicable to them as may be required for them to consummate the transactions contemplated hereby in accordance with the terms of this Agreement, and (b) will use reasonable efforts to obtain, or cause to be obtained, all authorizations, approvals, consents and waivers from all governmental authorities necessary to be obtained by them in order for them so to consummate such transactions.

8.   Conditions to Obligation of Each Party to Effect the Transactions
     -----------------------------------------------------------------
Contemplated by this Agreement. The obligation of each party to effect the
------------------------------
transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions:

     8.1 all governmental and other consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement shall have been obtained; and

     8.2 no stop order or other order enjoining the sale of the Series D Preferred Shares to be purchased and sold at the Closing shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of 3-DP, threatened by the Commission or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction, and no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect that would restrain or otherwise prevent the consummation of the transactions contemplated by this Agreement.

9.   Conditions to Schering's Obligations.
     ------------------------------------

     9.1  Closing. The obligations of Schering under this Agreement to purchase
          -------
the Series D Preferred Shares to be purchased pursuant to Section 2.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by 3-DP, the waiver of which shall not be effective without the consent of Schering thereto:

          9.1.1 Representations and Warranties. The representations and
                ------------------------------
warranties of 3-DP contained in Section 4 shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

          9.1.2 Performance. 3-DP shall have performed and complied in all
                -----------
material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, and all corporate or other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and in substance to Schering.

          9.1.3 Compliance Certificate. An officer of 3-DP shall have delivered
                ----------------------
to Schering a certificate certifying that the conditions specified in Sections
9.1.1 and 9.1.2 have been fulfilled.

          9.1.4 The License Agreement. 3-DP and Schering AG shall have entered
                ---------------------
into the License Agreement.

          9.1.5 Opinion of Company Counsel. Schering shall have received an
                --------------------------
opinion from Morgan, Lewis & Bockius LLP, counsel to 3-DP, dated as of the Closing Date, in substantially the form of Exhibit 9.1.5.
                                           -------------

          9.1.6 Certificate. 3-DP shall have furnished to Schering a
                -----------
certificate, signed by an authorized officer of 3-DP, certifying: (i) the due organization and good standing of 3-DP; (ii) the corporate resolutions of 3-DP authorizing the transactions contemplated by this Agreement; and (iii) the incumbency of officers of 3-DP executing this Agreement and the other instruments or certificates delivered upon the Closing.

          9.1.7 Share Certificate. 3-DP shall have furnished to Schering a
                -----------------
certificate or certificates representing the Series D Preferred Shares to be purchased and sold at the Closing pursuant to Section 2.2 (free and clear of all liens, claims and other encumbrances except as otherwise provided herein).

          9.1.8 Restated Certificate. 3-DP shall have adopted and filed with the
                --------------------
Secretary of State of Delaware the Restated Certificate on or before the Closing.

          9.1.9 Consents. 3-DP shall have furnished to Schering a copy of the
                --------
signed consents a waiver of preemptive rights from other holders of 3-DP stock that are necessary to consummate the issuance of the Securities.

          9.1.10 No Conflict. No statute, rule, regulation, executive order,
                 -----------
decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any applicable governmental entity or other legal restraint or prohibition preventing the acquisition of the Securities shall be in effect.

          9.1.11 Other Documentation. 3-DP shall have furnished to Schering such
                 -------------------
other instruments and documents, in form and substance reasonably acceptable to Schering, as may be necessary to effect the Closing.

10.  Conditions to 3-DP's Obligations.
     --------------------------------

     10.1 Closing. The obligations of 3-DP under this Agreement to sell the
     ------------
Series D Preferred Shares to be sold pursuant to Section 2.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by Schering, the waiver of which shall not be effective without the consent of 3-DP thereto:

          10.1.1 Representations and Warranties. The representations and
                 ------------------------------
warranties of Schering contained in Section 5 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

          10.1.2 Performance. Schering shall have performed and complied in all
                 -----------
material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, and all corporate or other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and in substance to 3-DP.

          10.1.3 Compliance Certificate. An officer of Schering shall have
                 ----------------------
delivered to 3-DP a certificate certifying that the conditions specified in Sections 10.1.1 and 10.1.2 have been fulfilled.

          10.1.4 Payment of Purchase Price. Schering shall have delivered the
                 -------------------------
purchase price required to be paid at the Closing.

          10.1.5 License Agreement. 3-DP and Schering AG shall have entered into
                 -----------------
the License Agreement.

          10.1.6 Other Documentation. Schering shall have furnished to 3-DP such
                 -------------------
other instruments and documents, in form and substance reasonably acceptable to 3-DP, as may be necessary to effect the Closing.

11.  Covenants. 3-DP covenants and agrees that prior to the consummation of
     ---------
3-DP's IPO and so long as Schering shall own any Securities, it will perform and observe the following covenants and provisions:

     11.1 Corporate Existence. Do or cause to be done all things necessary to
          -------------------
preserve, renew and keep in full force and effect its legal existence.

     11.2 Reporting Requirements. Furnish to Schering:
          ----------------------

          11.2.1 Monthly Reports: as soon as available and in any event within
                 ---------------
45 days after the end of each calendar month, balance sheets, statements of income and retained earnings and a summary statement of monthly cash flow and expenses of 3-DP and its subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the monthly budget and an analysis of the variances from the budget or plan, prepared in accordance with generally accepted accounting principles consistently applied, subject to year-end audit adjustment.

          11.2.2 Annual Reports: as soon as available, a copy of the annual
                 --------------
audit report for such year for 3-DP and its subsidiaries, including therein consolidated and consolidating balance sheets of 3-DP and its subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income and retained earnings and of changes in financial position of 3-DP and its subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all such consolidated statements to be duly certified by an independent public accountant of recognized national standing approved by the Board of Directors.

          11.2.3 Notice of Adverse Changes: promptly after the occurrence
                 -------------------------
thereof and in any event within 15 Business Days after it becomes aware of each occurrence, notice of any material adverse change in the business, operations, properties, assets, prospects or condition (financial or otherwise) of 3-DP.

12.  Miscellaneous.
     -------------

     12.1 Expenses. 3-DP and Schering shall each pay its own expenses incurred
          --------
in connection with the negotiation, execution and performance of this Agreement.

     12.2 Waivers and Amendments. With the written consent of 3-DP and the
          ----------------------
record holders of more than fifty percent of the Securities then outstanding, the terms of this Agreement may be waived or amended.

     12.3 Governing Law. This Agreement shall be governed in all respects by the
          -------------
laws of the State of New York without giving effect to the conflicts of law provisions thereof.

     12.4 Survival. The representations, warranties, covenants and agreements
          --------
made herein and in any certificate delivered pursuant hereto shall survive any investigation made by 3-DP or Schering and the Closing.

     12.5 Successors and Assigns. The provisions hereof shall inure to the
          ----------------------
benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (specifically including successors in interest to Securities).

     12.6 Entire Agreement. This Agreement constitutes the full and entire
          ----------------
understanding and agreement between the parties with regard to the subject hereof.

     12.7 Notices, etc. All notices and other communications required or
          -------------
permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to Schering, at P.O. Box 1000, Montville, New Jersey 07045-1000 Attention General Counsel or at such other address as Schering shall have furnished to 3-DP in writing, with a copy to Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, NY 10019-7475, attention: Peter S. Wilson, facsimile: 212-474-3700, or (b) if to 3-DP, at its address set forth at the beginning of this Agreement, attention: Scott Horvitz, facsimile: 610-458-8258, or at such other address as 3-DP shall have furnished to Schering in writing.

     12.8 Severability of this Agreement. If any provision of this Agreement
          ------------------------------
shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     12.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs
          --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     12.10 Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     12.11 Publicity. 3-DP, Schering AG and Schering shall not originate any
           ---------
written publicity, news release, or other announcement or statement relating to this Agreement (the "Written Disclosure") without the prior prompt review and written approval of the other party, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing provisions of this Section 12.11, any party may make any public Written Disclosure it believes in good faith based upon the advice of counsel is required by applicable law or any listing or trading agreement concerning its publicly traded securities, provided that prior to making such Written Disclosure, the disclosing party shall provide the other party with a copy of the materials proposed to be disclosed and provide the receiving party with at least two (2) business days to review the proposed Written Disclosure.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                                    3-DIMENSIONAL PHARMACEUTICALS, INC.



                                    By:/s/ David C. U'Prichard
                                       -------------------------------------
                                         David C. U'Prichard


                                    SCHERING BERLIN VENTURE CORPORATION


                                    By:/s/ Illegible
                                       -------------------------------------
                                          Name:
                                          Title: